UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

TWO RIVERS WATER & FARMING COMPANY

(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

3025 S Parker Rd, Ste 140, Aurora, CO 80014

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 222-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement

On May 24, 2019, we entered into separate securities purchase agreements, or the purchase agreements, with two investors pursuant to which we received $480,000 in cash, which we intend to use for the payment of outstanding indebtedness and accounts payable and for working capital.

Pursuant to the purchase agreements, we issued convertible promissory notes, or the notes, having a total principal amount of $525,000. Each of the notes has a one-year term and bears interest at the rate of 10% per annum. We sold the notes for an aggregate purchase price of $525,000, less $45,000 for payment for legal fees and original issue discount. Each of the notes is convertible into common stock at a price equal to 60% of the trailing market price of common stock (representing a discount of 40%). The minimum conversion price for each note is $0.20 per share unless and until such time, if any, as we do not make a principal and interest payment when due with respect to the note.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the purchase agreements and the notes, which are included as Exhibits 10.1 through 10.4 to this report and are incorporated herein by reference.

Item 8.01.	Other Events

On May 28, 2019, we issued a press release announcing that we had entered into the purchase agreements and the notes agreement. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description
10.1	Securities Purchase Agreement dated May 21, 2019, between Two Rivers Water & Farming Company and Morningview Financial, LLC
10.2	Convertible Promissory Note dated May 21, 2019 of Two Rivers Water & Farming Company issued to Morningview Financial, LLC
10.3	Securities Purchase Agreement dated May 21, 2019, between Two Rivers Water & Farming Company and Auctus Fund, LLC
10.4	Convertible Promissory Note dated May 21, 2019 of Two Rivers Water & Farming Company issued to Auctus Fund, LLC
99.1	Press release of Two Rivers Water & Farming Company dated May 28, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Two Rivers Water & Farming Company

Dated: May 29, 2019	By:	/s/ Wayne Harding
Wayne Harding
Chief Executive Officer

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